SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 10, 2015

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.
(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number including area code:                  (904)-598-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On November 10, 2015, Regency Centers Corporation (the “Company”) announced changes in its executive management team.

Brian M. Smith, President and Chief Operating Officer, will retire on December 31, 2015 and will resign from the Company’s Board of Directors as of that date. The decision by Mr. Smith to retire and to resign from the Board did not involve a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective as of January 1, 2016, Lisa Palmer will become President while remaining Chief Financial Officer of the Company. In addition, Jim Thompson, currently Managing Director-East, will become Executive Vice President of Operations and Dan M. Chandler III, currently Managing Director-West, will become Executive Vice President of Development, effective January 1, 2016.

In connection with Mr. Smith’s retirement, the Company expects to enter into a Retirement Agreement and a Consulting Agreement with Mr. Smith. Forms of such agreements are filed as exhibits and are incorporated by reference herein.

The Board approved reducing the size of the Board to ten members effective with Mr. Smith’s resignation from the Board on December 31, 2015.

Item 9.01. Financial Statements and Exhibits.

(d). Exhibits

Exhibit 10.1                                    Form of Retirement Agreement by and between Regency Centers Corporation and Brian Smith.

Exhibit 10.2                                    Form of Consulting Agreement by and between Regency Centers, LP and Brian Smith.

Exhibit 99.1                                    Press Release of Regency Centers Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
(registrant)

November 10, 2015                                                            By:          /s/ J. Christian Leavitt
                               J. Christian Leavitt,
                                Senior Vice President and Treasurer

REGENCY CENTERS, L.P.
(registrant)

                            By:  Regency Centers Corporation,
                                    its General Partner

November 10, 2015                   By:          /s/ J. Christian Leavitt
                               J. Christian Leavitt,
                                Senior Vice President and Treasurer